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EXHIBIT 99.3



                          Index to Unaudited Pro Forma

Condensed Consolidated Financial Statements

IASIS HEALTHCARE CORPORATION

          Pro Forma Condensed Consolidated Financial Statements
            (unaudited)                                                        2

          Pro Forma Condensed Consolidated Balance Sheet as of
            December 31, 2003 (unaudited)                                      3

          Pro Forma Condensed Consolidated Statement of Operations
            for the three months ended December 31, 2003 (unaudited)           4

          Pro Forma Condensed Consolidated Statement of Operations
            for the year ended September 30, 2003 (unaudited)                  5

          Notes to Pro Forma Condensed Consolidated Financial Statements
            (unaudited)                                                        6



                          IASIS HEALTHCARE CORPORATION

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

Effective February 1, 2004, IASIS Healthcare Corporation (the "Company"), through a wholly-owned subsidiary, completed the acquisition of Lake Mead Hospital Medical Center ("Lake Mead") in Las Vegas, Nevada from Tenet Healthcare Corporation. The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition of Lake Mead by the Company as if the transaction had been completed as of December 31, 2003. The following unaudited condensed consolidated statements of operations for the three months ended December 31, 2003 and for the twelve months ended September 30, 2003 as if the transaction had been completed October 1, 2003 and 2002, respectively.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma financial statements are provided for informational purposes only and are not necessarily indicative of the results that would have occurred if the acquisition had occurred on the dates indicated or the expected financial position or results of operations in the future. Furthermore, the allocation of the purchase price is preliminary and subject to further revision.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's separate historic financial statements and notes thereto, as well as the historical financial statements and notes of the operations of Lake Mead contained elsewhere herein, and in conjunction with the related notes to these unaudited pro forma condensed consolidated financial statements. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made.

                          IASIS HEALTHCARE CORPORATION

                        PRO FORMA CONDENSED CONSOLIDATED
                           BALANCE SHEET (UNAUDITED)
                               DECEMBER 31, 2003
                                 (IN THOUSANDS)

                                                                             HISTORICAL               ACQUISITION       PRO FORMA
                                                                     --------------------------        PRO FORMA       ACQUISITION
                                                                       IASIS          LAKE MEAD       ADJUSTMENTS      CONSOLIDATED
                                                                     ----------       ---------       -----------     -------------
ASSETS
  Current assets:
    Cash and cash equivalents                                        $   94,970        $    --         $(22,439)(a)     $   72,531
    Accounts receivable, net                                            161,513         28,660          (28,660)(b)        161,513
    Inventories                                                          23,961          1,756               --             25,717
    Prepaid expenses and other current assets                            15,590          1,415           (1,112)(b)         15,893
    Assets held for sale                                                 11,070             --               --             11,070
                                                                     ----------        -------         --------         ----------
        Total current assets                                            307,104         31,831          (52,211)           286,724
  Property and equipment, net                                           437,091         23,967            3,391 (c)        464,449
  Goodwill                                                              252,204             --               --            252,204
  Intangible assets                                                          --          1,033           (1,033)(d)             --
  Other assets                                                           36,798             59               --             36,857
                                                                     ----------        -------         --------         ----------
        Total assets                                                 $1,033,197        $56,890         $(49,853)        $1,040,234
                                                                     ==========        =======         ========         ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Accounts payable                                                 $   46,337        $ 8,880         $ (1,835)(e)     $
                                                                             --             --           (4,603)(b)         48,779
    Salaries and benefits payable                                        25,898             --            1,835 (e)
                                                                                                           (745)(b)
                                                                                                            186 (f)
                                                                                                            143 (f)         27,317
    Accrued interest payable                                             12,617             --               --             12,617
    Medical claims payable                                               41,290             --               --             41,290
    Accrued expenses and other liabilities                               20,651          1,380             (268)(b)
                                                                                                            127 (g)
                                                                                                          1,937 (h)         23,827
    Current portion of long-term debt and capital lease obligations       6,073             --               --              6,073
                                                                     ----------        -------         --------         ----------
        Total current liabilities                                       152,866         10,260           (3,223)           159,903
  Long-term debt and capital lease obligations                          656,858         55,000          (55,000)(b)        656,858
  Other long-term liabilities                                            27,149          1,255           (1,255)(b)         27,149
  Minority interest                                                      12,007             --               --             12,007

  Stockholders' equity (deficit)                                        184,317         (9,625)           9,625 (i)        184,317
                                                                     ----------        -------         --------         ----------
        Total liabilities and stockholders' equity                   $1,033,197        $56,890         $(49,853)        $1,040,234
                                                                     ==========        =======         ========         ==========

                          IASIS HEALTHCARE CORPORATION

                        PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2003
                                 (IN THOUSANDS)

                                         HISTORICAL       ACQUISITION   PRO FORMA
                                    ------------------     PRO FORMA   ACQUISITION
                                     IASIS   LAKE MEAD    ADJUSTMENTS  CONSOLIDATED
                                    ------   ---------    -----------  ------------
Net Revenue:
  Net acute care revenue            $249,390  $ 29,321     $      --     $278,711
  Premium revenue                     68,714        --            --       68,714
                                    --------  --------     ---------     --------
     Total net revenue               318,104    29,321            --      347,425
Costs and expenses:
  Salaries and benefits               99,416     8,745            --      108,161
  Supplies                            40,279     4,691            --       44,970
  Medical claims                      57,771        --            --       57,771
  Other operating expenses            55,828     5,636            --       61,464
  Provision for bad debts             25,098    10,096            --       35,194
  Interest, net                       13,891     1,375        (1,375)(a)
                                                                  51 (b)   13,942
  Depreciation and amortization       16,731       670          (670)(c)
                                                                 525 (c)   17,256
  Impairment of assets held for sale      --    16,850            --       16,850
                                    --------  --------     ---------     --------
     Total costs and expenses        309,014    48,063        (1,469)     355,608
                                    --------  --------     ---------     --------

Earnings (loss) before gain on
 sale of assets, minority
 interests, and income taxes           9,090   (18,742)        1,469       (8,183)
                                    --------  --------     ---------     --------

Gain on sale of assets, net              151        --            --          151
Minority interests                      (991)       --            --         (991)
                                    --------  --------     ---------     --------
Earnings (loss) before income
 taxes                                 8,250   (18,742)        1,469       (9,023)

Income tax expense (benefit)              32    (7,020)        7,020 (d)       32
                                    --------  --------     ---------     --------
Net earnings (loss)                 $  8,218  $(11,722)    $  (5,551)    $ (9,055)
                                    ========  ========     =========     ========

                          IASIS HEALTHCARE CORPORATION

                        PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
                                 (IN THOUSANDS)

                                                      HISTORICAL            ACQUISITION     PRO FORMA
                                               ------------------------      PRO FORMA     ACQUISITION
                                                  IASIS       LAKE MEAD     ADJUSTMENTS   CONSOLIDATED
                                               ----------     ---------     -----------   ------------
Net Revenue:
  Net acute care revenue                       $  934,192      $ 95,687      $     --      $1,029,879
  Premium revenue                                 153,964            --            --         153,964
                                               ----------      --------      --------      ----------
    Total net revenue                           1,088,156        95,687            --       1,183,843

Costs and expenses:
  Salaries and benefits                           375,509        35,012            --         410,521
  Supplies                                        152,199        19,629            --         171,828
  Medical claims                                  128,595            --            --         128,595
  Other operating expenses                        198,027        21,221            --         219,248
  Provision for bad debts                          86,231        21,204            --         107,435
  Interest, net                                    53,881         5,500        (5,500)(a)
                                                                                1,120 (b)      55,001
  Depreciation and amortization                    56,280         2,748        (2,748)(C)
                                                                                2,100 (C)      58,380
  Loss on debt extinguishment                       3,900            --            --           3,900
  Impairment of assets held for sale               11,741            --            --          11,741
                                               ----------      --------      --------      ----------
    Total costs and expenses                    1,066,363       105,314        (5,028)      1,166,649
                                               ----------      --------      --------      ----------

Earnings (loss) before gain on sale
  of assets, minority interests,
  and income taxes                                 21,793        (9,627)        5,028          17,194

Gain on sale of assets, net                           588            --            --             588
Minority interests                                 (1,828)           --            --          (1,828)
                                               ----------      --------      --------      ----------

Earnings (loss) before income taxes                20,553        (9,627)        5,028          15,954

Income tax (benefit) expense                           --        (3,595)        3,595(d)           --
                                               ----------      --------      --------      ----------

Net earnings (loss)                            $   20,553      $ (6,032)     $  1,433      $   15,954
                                               ==========      ========      ========      ==========

                          IASIS HEALTHCARE CORPORATION

                          NOTES TO PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

a) To record cash paid for the Lake Mead acquisition of $22,439,000 at closing of the transaction.

b) To eliminate the following assets and liabilities of Lake Mead that were retained by the seller at the date of purchase: 1) $28,660,000 of accounts receivable; 2) $1,112,000 of prepaid expenses and other current assets; 3) $4,603,000 of accounts payable, 4) $745,000 of salaries and benefits payable, 5) $268,000 of accrued expenses and other liabilities; 6) $55,000,000 of long-term debt instruments not acquired and 7) $1,255,000 of other long-term liabilities.

c) To increase property and equipment by $3,391,000 to $27,358,000, the Company's estimate of fair market value.

d) To write-off $1,033,000 of software costs capitalized and recorded as an intangible asset by Lake Mead.

e) To reclass $1,835,000 of salaries and benefits payable from accounts payable to salaries and benefits payable.

f) To record $186,000 of estimated sick pay benefits payable as agreed to by the seller at the closing date and $143,000 of severance liabilities related to the acquisition of Lake Mead.

g) To record estimated liabilities related to the acquisition of $127,000 including remaining transaction costs such as legal and accounting fees.

h) To record the estimated net working capital settlement payable to the seller of $1,937,000 based upon the initial estimate of working capital as of January 31, 2004.

i) To eliminate the acquired equity of Lake Mead of $9,625,000 against the Company's investment.

The pro forma balance sheet adjustments presented above are based upon the Company's initial purchase price allocation utilizing the best information available at the time of this filing. The purchase price allocation is preliminary in nature and could change as a result of adjustments to working capital acquired, adjustments to estimates of the fair value of assets acquired resulting from an independent appraisal or other adjustments that may be required as better information is obtained. Management believes that future adjustments to the purchase price allocation would not have a material impact on the pro forma condensed consolidated balance sheet presented herein.

                          IASIS HEALTHCARE CORPORATION

                          NOTES TO PRO FORMA CONDENSED
                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2003


a) To eliminate $1,375,000 of interest expense recorded by Lake Mead during the period related to debt retained by the seller.

b) To record estimated interest expense (foregone interest income) of $51,000 incurred by the Company for the three-month period related to the use of $22.4 million of cash on hand, assuming an average interest rate of 0.91% on cash invested in money market funds.

         Each 1/8% change in the floating interest rate applicable to the $22.4 million credit facility loan debt would result in a pre-tax increase or decrease to interest expense of approximately $7,000 during the three month period.

c) To eliminate depreciation and amortization expense recorded by Lake Mead during the three-month period of $670,000 and to record depreciation expense of $525,000 for the three-month period based upon the estimated fair value and remaining useful life of property and equipment recorded as part of the acquisition purchase price allocation and initiating Iasis's depreciation policies.

d) To eliminate $(7,020,000) of income tax expense (benefit) recorded by Lake Mead during the period based on Iasis's income tax assumptions for the period ended December 31, 2003. Iasis recorded no income tax expense (benefit) for the period based upon the utilization of a valuation allowance.

The pro forma adjustments presented above are subject to change given adjustments to the preliminary purchase price allocation. Management believes that any such changes would not have a material impact on the pro forma condensed consolidated statement of operations for the three months ended December 31, 2003.

                          IASIS HEALTHCARE CORPORATION

                          NOTES TO PRO FORMA CONDENSED
                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003


a) To eliminate $5,500,000 of interest expense recorded by Lake Mead during the period related to debt retained by the seller.

b) To record estimated interest incurred by the Company for the year ended September 30, 2003 assuming debt would have been required had the acquisition occurred at the beginning of the period, including the use of cash on hand, as follows:

$22.4 million revolving credit facility loan proceeds at 6.79%.
  Borrowing is considered outstanding from the beginning of the period through June 6, 2003 (date on which the Company received proceeds from $100.0 million senior subordinated notes
  offering).                                                             $1,044,000
$22.4 million of cash on hand used at 0.91% money market funds rate.
  Cash is considered on hand from June 6, 2003 (date on which the
  Company received proceeds from $100.0 million senior subordinated
  notes offering) through the end of the period.                             76,000

                                                                         ----------
         Total estimated annual interest incurred by Iasis               $1,120,000
                                                                         ==========

Each 1/8% change in the floating interest rate applicable to the $22.4 million credit facility loan debt would result in a pre-tax increase or decrease to interest expense of approximately $28,000 during the year ended September 30, 2003.

c) To eliminate year-to-date depreciation and amortization expense recorded by Lake Mead of $2,748,000 and to record annual depreciation expense of $2,100,000 based upon the estimated fair value and remaining useful life of property and equipment recorded as part of the acquisition purchase price allocation and initiating Iasis's depreciation policies.

d) To eliminate $(3,595,000) of income tax expense (benefit) recorded by Lake Mead during the year based on Iasis's income tax assumptions for the year ended September 30, 2003. Iasis recorded no income tax expense (benefit) for the year based upon the utilization of a valuation allowance.

The pro forma adjustments presented above are subject to change given adjustments to the preliminary purchase price allocation. Management believes that any such changes would not have a material impact on the pro forma condensed consolidated statement of operations for the year ended September 30, 2003.